UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2008
(May 27, 2008)

PLX TECHNOLOGY, INC.
------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
-----------------------------------------
(State or Other Jurisdiction of Incorporation)

    000-25699                                                          94-3008334
                                                    -----------------------------------                      -----------------------------------------------
           (Commission File Number)                      (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
--------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
-------------------
(Registrant's telephone number, including area code)

Not Applicable
-------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

    On May 27, 2008, at the 2008 annual meeting of PLX Technology, Inc. (the “Company”), the Company’s stockholders voted to approve the 2008 Equity Incentive Plan (the “2008 Plan”).  Under the 2008 Plan, there is authorized for issuance and available for awards an aggregate of 1,200,000 shares of the Company’s common stock, plus the number of shares of the Company’s common stock available for issuance under the Company’s prior incentive plan, its 1999 Stock Incentive Plan, that are not subject to outstanding awards as of May 27, 2008.  Awards under the 2008 Plan may include stock options, restricted stock, stock appreciation rights, performance awards, restricted stock units and other awards, provided that with respect to full value awards, such as restricted stock or restricted stock units, no more than 300,000 shares may be awarded during the term of the 2008 Plan.  Awards under the 2008 Plan may be made to the Company’s officers and other employees, its board members and consultants that it hires.  The 2008 Plan has a term of ten years.

    The 2008 Plan is further described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 18, 2008 (the “Proxy Statement”) under the heading “Proposal No. 2 Approval of the 2008 Equity Incentive Plan”, and such description is incorporated by reference herein.  The general description of the principal terms of the 2008 Plan incorporated herein is qualified in its entirety by the terms of the 2008 Plan, a copy of which is attached as Appendix A to the Proxy Statement and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1           PLX Technology, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the PLX Technology, Inc., Definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         PLX Technology, Inc.

                                                                                                         /s/ Arthur O. Whipple
                                                                                                         Arthur O. Whipple
                                                                                                         Title: Chief Financial Officer
Date: May 27, 2008